Other Contingencies and Commitments	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Other Contingencies and Commitments

Note 24
Other Contingencies and Commitments
Income Taxes
The company calculates its income tax expense and liabilities quarterly. These liabilities generally are subject to audit and are not finalized with the individual taxing authorities until several years after the end of the annual period for which income taxes have been calculated. Refer to
Note 17 Taxes
for a discussion of the periods for which tax returns have been audited for the company’s major tax jurisdictions and a discussion for all tax jurisdictions of the differences between the amount of tax benefits recognized in the financial statements and the amount taken or expected to be taken in a tax return.
Settlement of open tax years, as well as other tax issues in countries where the company conducts its businesses, are not expected to have a material effect on the consolidated financial position or liquidity of the company and, in the opinion of management, adequate provisions have been made for all years under examination or subject to future examination.
Guarantees

The company has one guarantee to an equity affiliate totaling $135. This guarantee is associated with certain payments under a terminal use agreement entered into by an equity affiliate. Over the approximate
4-year
remaining term of this guarantee, the maximum guarantee amount will be reduced as certain fees are paid by the affiliate. There are numerous cross-indemnity agreements with the affiliate and the other partners to permit recovery of amounts paid under the guarantee. Chevron has recorded no liability for this guarantee.
Indemnifications
 The company often includes standard indemnification provisions in its arrangements with its partners, suppliers and vendors in the ordinary course of business, the terms of which range in duration and sometimes are not limited. The company may be obligated to indemnify such parties for losses or claims suffered or incurred in connection with its service or other claims made against such parties.
Long-Term Unconditional Purchase Obligations and Commitments, Including Throughput and
Take-or-Pay
Agreements

The company and its subsidiaries have certain contingent liabilities with respect to long-term unconditional purchase obligations and commitments, including throughput and take-or-pay
agreements, some of which may relate to suppliers’ financing arrangements. The agreements typically provide goods and services, such as pipeline and storage capacity, utilities, and petroleum products, to be used or sold in the ordinary course of the company’s business. The aggregate amounts of required payments under throughput and take-or-pay
agreements are: 2024 – $909; 2025 – $1,086; 2026 – $1,141; 2027 – $1,193; 2028 – $1,183; after 2028 – $7,553. The aggregate amount of required payments for other unconditional purchase obligations are: 2024 – $589; 2025 – $451; 2026 – $484; 2027 – $604; 2028 – $273; after 2028 – $1,078. A portion of these commitments may ultimately be shared with project partners. Total payments under the agreements were $1,420 in 2023, $1,866 in 2022 and $861 in 2021.
Environmental
The company is subject to loss contingencies pursuant to laws, regulations, private claims and legal proceedings related to environmental matters that are subject to legal settlements or that in the future may require the company to take action to correct or ameliorate the effects on the environment of prior release of chemicals or petroleum substances by the company or other parties. Such contingencies may exist for various operating, closed and divested sites, including, but not limited to, U.S. federal Superfund sites and analogous sites under state laws, refineries, chemical plants, marketing facilities, crude oil fields, and mining sites.

Although the company has provided for known environmental obligations that are probable and reasonably estimable, it is likely that the company will continue to incur additional liabilities. The amount of additional future costs are not fully determinable due to such factors as the unknown magnitude of possible contamination, the unknown timing and extent of the corrective actions that may be required, the determination of the company’s liability in proportion to other responsible parties, and the extent to which such costs are recoverable from third parties. These future costs may be material to results of operations in the period in which they are recognized, but the company does not expect these costs will have a material effect on its consolidated financial position or liquidity.
Chevron’s
environmental reserve
as of December 31, 2023, was $936. Included in this balance was $232 related to remediation activities at sites for which the company had been identified as a potentially responsible party under the provisions of the U.S. federal Superfund law which provide for joint and several liability for all responsible parties. Any future actions by regulatory agencies to require Chevron to assume other potentially responsible parties’ costs at designated hazardous waste sites are not expected to have a material effect on the company’s results of operations, consolidated financial position or liquidity.
Of the remaining
year-end
2023 environmental reserves balance of $704, $389 is related to the company’s U.S. downstream operations, $55 to its international downstream operations, and $260 to its upstream operations. Liabilities at all sites were primarily associated with the company’s plans and activities to remediate soil or groundwater contamination or both.

Refer to
Note 25 Asset Retirement Obligations
for a discussion of the company’s asset retirement obligations.
Other Contingencies

Chevron receives claims from and submits claims to customers; trading partners; joint venture partners; U.S. federal, state and local regulatory bodies; governments; contractors; insurers; suppliers; and individuals. The amounts of these claims, individually and in the aggregate, may be significant and take lengthy periods to resolve, and may result in gains or losses in future periods.
The company and its affiliates also continue to review and analyze their operations and may close, retire, sell, exchange, acquire or restructure assets to achieve operational or strategic benefits and to improve competitiveness and profitability. These activities, individually or together, may result in significant gains or losses in future periods.
In addition, some assets are sold along with their related liabilities and in certain instances, such transferred obligations have reverted and may in the future revert to the company and result in losses that could be significant. In fourth quarter 2023, the company recognized an after-tax
loss of $1,950 related to abandonment and decommissioning obligations from previously sold oil and gas production assets in the U.S. Gulf of Mexico, as companies that purchased these assets have filed for protection under Chapter 11 of the U.S. Bankruptcy Code, and we believe it is now probable and estimable that a portion of these obligations will revert to the company.